UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	
	)	
FRANKFORT TOWER INDUSTRIES, INC., et al., f/k/a ROHN INDUSTRIES, INC., et al. [1],	)	Case No.: 03-17287-AJM-11 (Substantively Consolidated)
	)	
Debtors.	)	

MOTION FOR ALLOWANCE AND PAYMENT OF FEE ENHANCEMENT FOR BANKRUPTCY ADMINISTRATIVE OFFICER/DISBURSING AGENT

The Debtors, and Horace H. Ward, in his capacity as Bankruptcy Administrative Officer/Disbursing Agent for the above-captioned Debtors ("Ward"), by and through counsel, hereby move for the allowance and payment of a fee enhancement award to Ward, and in support of their Motion, respectfully state the following:

1. On September 16, 2003, (the "Petition Date"), the Debtors commenced their respective cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors continued to operate their businesses and manage their properties as Debtors-in-Possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.

2. The relief sought in this Motion constitutes a "core proceeding" as defined in 28 U.S.C. § 157. The Court has jurisdiction over this proceeding and the parties and property affected by this Motion pursuant to 28 U.S.C. §§ 157 and 1334.

3. The request for relief made herein is brought pursuant to Sections 328 and 330 of the Bankruptcy Code.

[1] The Debtors are the following entities: Frankfort Tower Industries, Inc., Frankfort Tower Installation Services, Inc., Frankfort Tower Enclosures, Inc., Frankfort Tower, Inc., Frankfort Tower Products, Inc., Frankfort Tower Construction, Inc., formerly known as Rohn Industries, Inc., Rohn Installation Services, Inc., Rohn Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

4. On December 23, 2003, Ward was appointed the Bankruptcy Administrative Officer of the Debtors pursuant to Section 105 of the Bankruptcy Code, under which Ward continued to serve as President of the Debtors, and as Bankruptcy Administrative Officer, with payment of a retention stipend substantially less than the obligations owed Ward under his employment agreements.

5. Ward orchestrated the continued operation of the Debtors and sale of that businesses as going–concerns, enabling the estates to realize value above reasonable expectations and well in excess of that which would have been recovered through piece-meal auctions of the assets.

6. Ward continued to serve as the President and Bankruptcy Administrative Officer of the Debtors through the date of confirmation of the Debtors' Chapter 11 Plan on November 23, 2004.

7. As contemplated under the terms of the Confirmed Chapter 11 Plan, Ward was appointed Disbursing Agent under the Plan and vested with the power to pursue and liquidate claims for the benefit of the Debtors' estate and to distribute funds as directed under the terms of the Confirmed Chapter 11 Plan. Ward agreed to a substantial reduction in compensation upon his engagement as Disbursing Agent.

8. Prior to the Petition Date, the Debtors began the process of pursuing claims for breach of contract against Platinum Equity, LLC and PFrank, LLC (together, "Platinum"). The claims were pursued by the Debtors at the direction and management of Ward. The Debtors sought in excess of $20,000,000 in damages sustained by the Debtors.

9. The estates' claims against Platinum relate to a November 27, 2002 Asset Purchase Agreement between Platinum and the Debtors. Pursuant to the Asset Purchase

Agreement, Platinum agreed to purchase substantially all of the Debtors' assets and businesses and assume certain of the Debtors' liabilities. The Asset Purchase Agreement was subject to limited termination rights in favor of Platinum, including the right to terminate if Platinum had "a reasonable basis in law and in fact" to conclude that as a result of the sale transaction it could incur "material liability for any asbestos-related claims" arising out of the activities of a predecessor entity to the Debtors. Platinum purported to terminate the Asset Purchase Agreement based upon the above-described termination right. The Debtors contended that the termination was wrongful as it was without any reasonable basis in law or in fact.

10. On April 14, 2003, the Debtors commenced an action against Platinum in the Superior Court of the State of Delaware, New Castle County, seeking to recover all damages related to Platinum's alleged wrongful termination of the Asset Purchase Agreement. Ward directed the commencement of the action against Platinum.

11. On November 22, 2005, the Delaware Superior Court found that Platinum had properly terminated the Asset Purchase Agreement because Platinum subjectively believed in good faith that it would incur a material asbestos-related liability.

12. At the direction (and urging) of Ward, the Debtors appealed the Delaware Superior Court's decision to the Supreme Court for the State of Delaware, and on October 27, 2006, the Supreme Court for the State of Delaware held that there was no objective basis in law or fact for Platinum's termination of the Asset Purchase Agreement, and remanded the matter back to the Delaware Superior Court to enter judgment in favor of the Debtors and against Platinum, and to make a determination as to damages.

13. As a result of presentations and other evidence presented by and through Ward, the Delaware Superior Court entered judgment in the Debtors' favor in the amount of $20,531,478.00, plus post-judgment interest accruing thereafter until paid (the "Judgment").

14. On August 21, 2007, Platinum filed an appeal from the Judgment with the Supreme Court for the State of Delaware. Subsequent to Platinum's filing of the appeal, Ward entered into negotiations regarding a potential settlement of the pending litigation and appeal. As a result of those negotiations, Ward reached an agreement with Platinum to resolve the disputes, under which Platinum would pay the estates the sum of $17,800,000.00, with interest from the date of establishment of an escrow account and approval of the settlement by the Bankruptcy Court.

15. On December 13, 2007, this Court entered its Order approving Motion for Approval of Compromise and Settlement with Platinum, and subsequent to entry of the Order, Platinum paid the estate the amount owed, with interest.

16. As a result of the diligent and effective services of Ward with respect to maintaining the value of the Debtors' businesses as going-concerns and the subsequent liquidation of the Debtors' operations, and his relentless pursuit of Platinum and the settlement recovery realized only as a result thereof, the efforts of Ward resulted in all creditors of the estates being paid in full, and funds remaining for distribution to shareholders of the Debtors.

17. The task of pursuing recovery upon the Platinum claims involved protracted and hard-fought litigation over the span of 4 years. The diligent efforts of Ward led to the settlement described herein, and produced the remarkable result for the Debtors' estates.

18. Bankruptcy Courts are permitted to provide fee enhancement or bonuses to officers and professionals engaged by the debtors where it can be shown that exceptional results

were obtained which the estate likely would not have achieved without the specific services provided by the executive or professional. *UNR Industries, Inc.* 986 F.2d 207, 210 (7th Cir. 1993), see also, *Public Service Company of New Hampshire*, 160 B.R. 404, 420 (Bankr. D.N.H. 1993). In a case where creditors are paid in full and equity holders receive a distribution, the award of a fee enhancement is appropriate. *Northwest Airlines Corporation*, 382 B.R. 632 (Bankr. S.D.N.Y. 2008), see also, *Morris Plan Company of Iowa*, 100 B.R. 451 (Bankr. N.D. Iowa 1989).

19. As is clear from the remarkable and unexpected result in this case, Ward is entitled to a fee enhancement award. Other officers of the Debtors, and the Debtors' bankruptcy professionals, believe that the results achieved in this case would not have been possible without the relentless pursuit of Platinum by Ward, and of the successful liquidation of the estates directed and steered by Ward. Certain prepetition employment contracts that would have entitled Ward to approximately $382,000.00 of employee benefits, and certain bonuses, were rejected during the bankruptcy proceeding without objection by Ward.

20. Under the circumstances, and due to the overwhelming success of the administration of this bankruptcy case, the Debtors and Ward contend that an appropriate fee enhancement award to Ward of the amount of $300,000.00 is appropriate, and that the fee award should be allowed and ordered paid by the Court.

WHEREFORE, the Debtors and Ward respectfully request that the Court enter an Order allowing a fee enhancement bonus to Ward in the amount of $300,000.00, direct payment of same, and for all other appropriate relief under the circumstances.

DATED: March 19, 2008

Respectfully submitted,

ICE MILLER LLP

/s/ Henry A. Efroymson

Henry A. Efroymson
Ben T. Caughey
Michelle J. Fisk

Counsel for Frankfort Tower Industries, Inc., et al., f/k/a Rohn Industries, Inc., et al.
Debtors and Debtors-in-Possession herein, and on behalf of Horace H. Ward

ICE MILLER LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282-0200
Telephone: (317) 236-2100
Facsimile: (317) 236-2219
henry.efroymson@icemiller.com
ben.caughey@icemiller.com

CERTIFICATE OF SERVICE

The undersigned hereby certifies that a copy of the foregoing has been deposited in the U.S. mail, first class postage prepaid, on the 19th day of March, 2009, addressed to:

Charles R. Wharton
Office of the United States Trustee
101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

Robert J. Graves
Michelle Morgan Harner
Gus Kallergis
Daniel B. Prieto
JONES DAY
77 West Wacker, Suite 3500
Chicago, Illinois 60601

Kevin E. Irwin
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202

Elliott D. Levin
RUBIN & LEVIN, P.C.
342 Massachusetts Avenue, Suite 500
Indianapolis, Indiana 46204

Christopher S. Roberge
ROBERGE & ROBERGE
9190 Priority Way West Drive, Suite 100
Indianapolis, Indiana 46240

Marc Barreca
PRESTON GATES & ELLIS, LLP
925 Fourth Avenue, Suite 2900
Seattle, Washington 98104-1158

Niraj R. Ganatra
Associate General Counsel
International Union, UAW
8000 East Jefferson Avenue
Detroit, Michigan 48214

Paul A. Patterson
Michael J. Cordone
Joel C. Trotter
STRADLEY RONON STEVENS & YOUNG, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania 19103

James H. Gordon
Attorney at Law
Fifth Third Center
21 East State Street, Suite 1700
Columbus, Ohio 43215

Kevin S. Anderson
ELLIOTT REIHNER SIEDZIKOWSKI & EGAN, P.C.
Union Meeting Corporate Center V
925 Harvest Drive
Blue Bell, Pennsylvania 19422

C. Daniel Motsinger
Martha R. Lehman
Robert S. Schein
Mark R. Wenzel
Matthew R. Strzynski
KRIEG DEVAULT, LLP
One Indiana Square, Suite 2800
Indianapolis, Indiana 46204-2079

Jeff Hall
Bankruptcy Administration
ISO Capital, Inc.
1738 Bass Road
P.O. Box 13708
Macon, Georgia 31208-3708

Kenneth J. Cooper
Office of the General Counsel
Pension Benefit Guaranty Corporation
1200 K Street, N.W.
Washington, DC 20005-4026

Michael W. Hile
KATZ & KORIN, P.C.
334 North Senate Avenue
Indianapolis, Indiana 46204-1708

T. Scott Leo
John E. Sebastian
LEO & WEBER, P.C.
One North LaSalle Street, Suite 3600
Chicago, Illinois 60602

Gregg Battaglia
Witt Industries, Inc.
4454 Steel Place
Cincinnati, Ohio 45209

Michael R. Enright
ROBINSON & COLE, LLP
280 Trumbull Street
Hartford, Connecticut 06103

David J. Harris
15 Public Square, Suite 310
Wilkes-Barre, Pennsylvania 18701-1703

Brian A. Lawton
METZ LEWIS, LLC
11 Stanwix Street, 18th Floor
Pittsburgh, Pennsylvania 15222

Edward M. King
John S. Egan
FROST BROWN TODD, LLC
400 West Market Street, 32nd Floor
Louisville, Kentucky 40202-3368

Thomas Beeman
33 West 10th Street, Suite 200
Anderson, Indiana 46016-1564

Barbara K. Hamilton
Sarah E. Pugh
Rhonda E. Rosenblum
BECKET & LEE, LLP
P.O. Box 3001
Malvern, Pennsylvania 19355-0701

Jerry C. Oldshue, Jr.
ROSEN COOK SLEDGE DAVIS CADE & SHATTUCK, P.A.
P.O. Box 2727
Tuscaloosa, Alabama 35403

Gary E. Green
William Kent Carter
COSTON FIORETTI & LICHTMAN
407 South Dearborn Street, Suite 600
Chicago, Illinois 60605

John E. Jacobs
MADDIN HAUSER WARTELL ROTH & HELLER, PC
Third Floor, Essex Center
28400 Northwestern Highway
Southfield, Michigan 48034

Jay Jaffe
BAKER & DANIELS
600 East 96th Street, Suite 600
Indianapolis, Indiana 46240

Steven A. Ginther
Special Assistant Attorney General
Missouri Department of Revenue
General Counsel's Office
301 West High Street, Room 670
P.O. Box 475
Jefferson City, Missouri 65105-0475

Christopher E. Baker
HOSTETLER & KOWALIK, P.C.
101 West Ohio Street, Suite 2100
Indianapolis, Indiana 46204

Neil Herskowitz
Riverside Contracting, LLC
P.O. Box 626
Planetarium Station
New York, New York 10024-0540

John J. Petr
KROGER GARDIS & REGAS
111 Monument Circle, Suite 900
Indianapolis, Indiana 46204-5175

John R. Knapp, Jr.
CAIRNCROSS & HEMPELMANN, P.S.
524 2nd Avenue, Suite 500
Seattle, Washington 98104-2323

Deborah S. Griffin
HOLLAND & KNIGHT, LLP
10 St. James Avenue
Boston, Massachusetts 02116

Mark Browning
Assistant Attorney General
State of Texas
Bankruptcy & Collections Division
P.O. Box 12548
Austin, Texas 78711-2548

Alan K. Mills
Wendy D. Brewer
BARNES & THORNBURG
11 South Meridian Street
Indianapolis, Indiana 46204

Peter A. Draugeliz
CORS & BASSETT, LLC
537 East Pete Rose Way, Suite 400
Cincinnati, Ohio 45202-3502

Richard A. Fehling
Carrie A. Leslie
STEVENS & LEE
111 North 6th Street
P.O. Box 679
Reading, Pennsylvania 19603-0679

Jolene M. Wise
Securities and Exchange Commission
175 West Jackson Boulevard, Suite 900
Chicago, Illinois 60604

Julia Blackwell Gelinas
Jeffrey M. Boldt
LOCKE REYNOLDS, LLP
201 North Illinois Street, Suite 1000
Indianapolis, Indiana 46244-0961

Michael A. Cox, Attorney General
Peggy A. Housner, Asst. Attorney General
Department of Attorney General
Revenue and Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Tennessee Department of Revenue
c/o Marvin E. Clements, Jr.
Office of the Attorney General
Bankruptcy Division
P.O. Box 20207
Nashville, Tennessee 37202-0207

Catherine M. Frotten
American Tower Corporation
116 Huntington Avenue, 11th Floor
Boston, Massachusetts 02116

George G. Ponton
Bradley K. Mohler
PONTON & MOHLER
257 South Jackson Street
Frankfort, Indiana 46041

Edward B. Hopper, II
STEWART & IRWIN, P.C.
251 East Ohio Street, Suite 1100
Indianapolis, Indiana 46204-2147

Kenneth D. Haynes
HAYNES & HAYNES, PC
1600 Woodmere Drive
Birmingham, Alabama 35226

Paul T. Deignan
Andrew T. Kight
SOMMER BARNARD ATTORNEYS, PC
One Indiana Square, Suite 3500
Indianapolis, Indiana 46204

Joe S. Dusenbury
South Carolina Department of Revenue
P.O. Box 125
Columbia, South Carolina 29214

Mark Griffin
State of Alabama Department of Revenue
P.O. Box 320001
Montgomery, Alabama 36132-0001

Jeffrey M. Hester
William J. Tucker & Associates
429 North Pennsylvania Street, Suite 400
Indianapolis, Indiana 46204-1816

Stewart Todd Hittinger
Office of Chief Counsel
Internal Revenue Service
P.O. Box 44010 Stop CN 730
Indianapolis, Indiana 46244-0010

Roland Hwang
Michigan Attorney General
Revenue & Collections Division
G. Mennen Williams Building, 2nd Floor
P.O. Box 30754
Lansing, Michigan 48909

Rosalie H. Lowery
Illinois Revenue Litigation Bureau
500 South Second Street
Springfield, Illinois 62706

A. Allen Ramsey
201 20th Street South
Birmingham, Alabama 35210

Jeffrey B. Rock
HASSELBERG ROCK BELL & KUPPLER LLP
Associated Bank Building, Suite 200
4600 North Brandywine Drive
Peoria, Illinois 61614-5591

SONNENSCHEIN NATH & ROSENTHAL
233 South Wacker Drive, Suite 8000
Chicago, Illinois 60606-6404

Richard J. Swanson
MACEY MACEY & SWANSON
445 North Pennsylvania Street, Suite 401
Indianapolis, Indiana 46204-1800

Carol Hansen Posegate
POSEGATE and DENES, PC
111 North 6th Street, Suite 200
Springfield, Illinois 62701

Brian Muething
Michael L. Scheier
Keating Muething & Klekamp PLL
1400 Provident Tower
One East Fourth Street
Cincinatti, OH 45202

/s/ Ben T. Caughey
Ben T. Caughey

ICE MILLER LLP
One American Square, Suite 2900
Indianapolis, Indiana 46282-0200
Telephone: (317) 236-2100
Facsimile: (317) 236-2219
henry.efroymson@icemiller.com
ben.caughey@icemiller.com